1
EXHIBIT 10.1
RESTRICTED STOCK AWARD
Pursuant to the current compensation

structure for a member of the

Board of Directors of Quaker Houghton

(the “Board”), First Name
Last Name

(the “Grantee”),

is hereby

issued shares

of $1.00

par value

Common Stock

of Quaker

Houghton (the

“Company”) as

a
Restricted Stock

Award

(the “Award”)

under the

Quaker Houghton

2016 Long-Term

Performance Incentive

Plan (the

“Plan”)
representing a $110,000.00

equity award calculated as of MM DD, YYYY (the “Effective

Date”) at $XXX.XX per share.

This Award
is subject to Grantee’s acceptance

of the terms and conditions of this Award

set forth in this agreement (the “Agreement”).

Except as provided herein and in the Plan, shares of

Restricted Stock subject to this Award will vest in a single installment on the earlier of (i) MM

DD, YYYY or

(ii), if Grantee’s

retirement date is

the date of

the Company’s

annual meeting in

the next service

year (and
Grantee is not

up for re-election

to serve a

new term on

the Board), the

day before the

date of the

Company’s annual

meeting in that
year.

The terms and conditions

of this Award

are governed by this Agreement

and the Plan.

Unless otherwise defined herein,

terms used in
this Agreement have the meanings assigned to them in the Plan.

In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

1.

As soon as practicable

after the Effective

Date of this Award,

the Company will transfer

the number of shares

of Common Stock
designated in this Award

into a book entry account, opened in Grantee’s

name with the Company’s transfer

agent.

2.

Shares of Restricted Stock

transferred under paragraph 1

are subject to certain

restrictions for so long

as such shares remain

unvested
and subject

to a risk

of forfeiture.

Shares of Restricted

Stock that

have not

fully vested

under the

vesting provisions

described
herein, notwithstanding

Grantee’s right

to vote such

stock and receive

dividends thereon, may

not be sold,

assigned, transferred,
exchanged, pledged, hypothecated or

otherwise encumbered. Grantee may,

however, grant to

another person a revocable proxy

to
vote unvested shares of Restricted Stock at a Company

stockholders’ meeting.

3.

Grantee (or Grantee’s

beneficiary) will have

full voting rights

with respect to

shares of Restricted

Stock granted pursuant

to this
Award.

4.

Grantee will be entitled to receive cash dividends on

shares of Restricted Stock payable to shareholders of record after the Effective
Date (unless and until such

Restricted Stock is forfeited).

Cash dividends paid on unvested

shares of Restricted Stock will

be treated
as ordinary compensation and are

subject to withholding.

Any stock dividends (or other

non-cash dividends) on shares of

Restricted
Stock will be subject to the same restrictions as the Restricted

Stock.

5.

Under the Plan,

unvested shares of

Restricted Stock will

be forfeited

in the event

Grantee’s Board

directorship ends prior

to the
completion of the

vesting period, unless

such termination is

due to (i) death,

(ii) Total

Disability or (iii)

retirement after attaining
the retirement age under the Board’s

retirement policy.

6.

Shares of

Restricted Stock

that are

no longer

subject to

forfeiture, will

be deposited

to Grantee’s

stock plan

account with

the
Company’s third-party administrator as soon as practicable

after the date on which

they irrevocably vest.

Upon the vesting of shares
of Restricted Stock, the

prohibition against the

sale or transfer of

such shares will be

lifted and such

shares may be treated

as any
other shares

of Common

Stock of

the Company,

subject to

any restrictions

on transfer

that may

be applicable

under Federal
securities laws or the Company’s

Insider Trading Policy.

7.

Nothing in the Plan

or this Agreement will

be construed as creating

any right in the

Grantee to continued

employment or service,
or as altering or amending the existing

terms and conditions of the Grantee’s

employment or service.

Quaker Chemical Corporation
A Quaker Houghton Company
901 E. Hector Street
Conshohocken, PA 19428-2380
T: 610.832.4000
quakerhoughton.com.

8.

All notices required

to be given

hereunder shall

be mailed by

registered or

certified mail to

the Company

to the attention

of its
Secretary, at

901 E. Hector

Street, Conshohocken, Pennsylvania

19428, and to

Grantee at Grantee’s

address as it

appears on the
Company’s books and

records unless either of said parties has duly notified the other in writing of a change in address.

9.

To the

extent not preempted

by Federal law,

this Agreement shall

be construed, administered

and governed in

all respects under
and by the laws of the Commonwealth of Pennsylvania,

without giving effect to its conflict of laws principles.

10.

This Agreement contains all the

understandings between the parties

hereto pertaining to the

matter referred to herein, and

supersedes
all undertakings and agreements,

whether oral or in

writing, previously entered into

by them with respect

thereto.

Grantee represents
that, in

executing this Agreement,

Grantee has not

relied upon any

representation or

statement not set

forth herein

made by

the
Company with regard to the subject matter of this Agreement.

QUAKER HOUGHTON

By:

Robert T. Traub

Grantee represents that Grantee is familiar with the terms and provisions of the Plan, and hereby accepts this Award subject to
the terms and

provisions of the Plan

insofar as they

relate to Restricted Stock

granted thereunder.

Grantee agrees hereby

to accept as
binding, conclusive, and final all decisions or interpretations of the Committee upon any questions arising under

the Plan or this Grant.

Grantee authorizes the

Company to withhold

in accordance with applicable

law from any

compensation payable to

Grantee any taxes
required to be withheld by Federal, state, or local law as a result of the vesting of this Award

.

Grantee represents that, in executing this
Agreement, Grantee has

not relied upon

any representation or

statement not set

forth herein made

by the Company

with regard to

the
subject matter of this Agreement.

By:

First Name Last Name